Carillon Investment Trust - Carillon Capital Fund
                 ANNUAL REPORT - A MESSAGE FROM THE PRESIDENT




October 31, 1996

Economy and Financial Markets

The United States stock market produced another year of strong returns during the Carillon Capital Fund's fiscal year that ended October 31, 1996. The stock market advance was aided by high corporate profitability, moderate inflation, strong consumer cash flows into mutual funds, and a reasonable level of interest rates.

Fixed income markets had a much quieter year as interest rates edged up during the period. Therefore, the return from most fixed income investments was slightly less than the interest income received. These returns have paled in comparison to the stock market, but have provided real rates of return (above the inflation rate) for bond market investors, due to a moderate and steady rate of inflation.

The U.S. economy has produced average growth during the period while experiencing some degree of ups and downs. After a slower pace of growth during much of calendar year 1995, the U.S. economy produced stronger results, especially in the second quarter of 1996. With the economy in its fifth year of recovery and a lack of many signs of business excess, most economists are anticipating continued moderate economic growth.

Asset Allocation

Under normal conditions, the Carillon Capital Fund will be structured approximately 63 percent, 30 percent, and 7 percent in stocks, bonds, and money market instruments, respectively. However, when market conditions change, the Fund repositions its asset mix to take advantage of investment opportunities. The following table highlights the allocation of Fund assets at October, 1996, six months ago, one year ago, and at a long-term normal portfolio allocation.


                Carillon Capital Fund Asset Allocation


                     10/31/96   4/30/96   10/31/95   Long-Term
--------------------------------------------------------------
Stocks                 37%        42%       38%         63%
Bonds                  45%        43%       42%         30%
Money Market           18%        15%       20%          7%
                      -------------------------------------
Total                 100%       100%      100%        100%


The Capital Fund remains conservatively positioned. The Fund increased its exposure to common stocks during early 1996 in reaction to advancing corporate earnings and improved market technical factors. However, the Fund then reduced its stock position back below 40 percent in favor of bond purchases because the higher interest rate environment and higher stock prices made bonds appear more attractive than stocks in our valuation models. As interest rates decreased later in the year, the bond position has recently been reduced from a high of almost 50 percent this summer. The money market position has decreased, but remains well above normal because of the extended nature of stock market prices from a long-term perspective.

(A line graph is portrayed here tracking The S&P 500, Carillon
Cpital Fund, Lipper Flexble Fun Avera, Lehman Brothers U.S. Trea and Consumer Price Index for the period February 29, 1988 through October 31, 1996.)



Performance

Performance comparisons assume the reinvestment of income dividends and capital gain distributions. The Carillon Capital Fund results reflect an initial 5 percent sales load and all mutual fund expenses. See the prospectus for situations which qualify for no sales load fees, such as qualified plan investments. None of the other comparative indices shown on this graph is reduced by a sales load; and the comparisons, other than the Lipper Flexible Fund Average, reflect no expenses. The Capital Fund is categorized as a "Flexible Fund" by Lipper and invests its assets among stocks, bonds, and money market instruments which makes comparisons with a single stock or bond index not totally comparative.

The Fund's total return of 14.4 percent over the past year has been good, but we have performed slightly below our average flexible fund benchmark. Relative performance has been held back over the last several years by our defensive stance toward the financial markets, but has benefitted from good individual security selection. Over a full market cycle, I believe our approach will provide competitive returns with a good degree of price stability. The Fund currently has an overall four-star rating from Morningstar, Inc.*

Individual stock performance was strong within the fund during this fiscal year. Energy-related positions were the major contributor to the performance as stocks such as Swift Energy, Global Industries, Plains Resources, Stone Energy and Giant Industries produced gains from 50 percent to almost 200 percent. In addition, a number of long-time holdings including
AEP Industries, Lindsay Manufacturing and Helen of Troy were excellent performing stocks this year. Our lesser performing issues were foreign stocks and precious metals holdings that did not participate with the booming domestic stock market, but provide some balance to the overall portfolio.

Outlook

From a historical basis, I continue to believe that the stock market is very overvalued. Whether you look at stock prices in relation to book value, dividend yields, earnings, GDP, labor costs, or the replacement value of assets, it has not been since the late 1920s and the late 1960s that we have seen these kinds of overall valuation levels. However, no bear market ever starts just because the valuation parameters are out of balance. It is certainly a necessity, but not the cause. There needs to be a sharp object somewhere to deflate prices. Right now everything is running very smoothly for equity markets with strong earnings, low inflation, good money flows and a reasonable level of interest rates. If these conditions continue, the advance may have some life still left in it. Overvaluation does not mean stocks cannot go higher, but means longer-term risks are well above-average in relation to potential rewards. Our fund is trying to look at asset allocation from a longer-term viewpoint, as we do not believe short-term timing can be accomplished effectively. Therefore, we will not fully participate in a continued major stock advance from these already extended levels, but we also do not plan to fully participate in a major decline. Our primary concern in a market environment such as this one is to be able to limit losses in a decline and subsequently be able to invest wisely in anticipation of a longer-term advance.

Our perception is that corporate earnings will eventually trigger the decline in stock values. Real returns on equity, (the current return minus the rate of inflation) are at unsustainably high levels. They invite additional capital if demand remains strong leading to increased competition, or to vicious price cutting if we do see demand recede. Therefore, we think stock prices will go through a major correction sometime over the next five years, though we are very unsure about the timing.

The Fund remains in a defensive position from both an asset allocation standpoint and from the nature of its individual stock and bond holdings. We have concentrated the Fund's individual stock holdings in undervalued growth stocks and more defensive sectors such as the Real Estate Investment Trusts, energy-related companies, precious metal-related stocks, and selected foreign issues. We believe that this diversification and caution will reward investors with greater protection from the inevitable slowdown in domestic stock performance.

We appreciate the confidence you have placed in Carillon Capital
Fund and look forward to the challenge of effective, long-term investment management.


                     Sincerely,


                     /s/ George Clucas

                     George L. Clucas, President
                     December 2, 1996

-------------------
* Morningstar, Inc. ratings are updated each month. The composite rating is calculated using a weighted average of the three-year (three stars are shown here) and the five-year (four stars are shown here) ratings. These ratings are based on each period's risk-adjusted average annual total returns. Ten percent of the funds in a category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, and the remaining 32.5% receive either two or one star.

(This report has been prepared for the information of shareholders and is not authorized for distribution to prospective purchasers of the Fund unless it is preceded or accompanied by an effective propsectus for Carillon Investment
Trust.)

                                   CARILLON CAPITAL FUND
                     STATEMENT OF ASSETS AND LIABILITIES


October 31, 1996

ASSETS
  Investments in securities, at value              $42,330,213
    (cost $37,833,996)
  Receivables:
    Securities sold                                    271,475
    Interest and dividends                             310,972
   Prepaid expenses and other                            6,921
                                                   -----------
                                                    42,919,581
                                                   -----------

LIABILITIES
  Investment advisory fees                              27,145
  Professional fees                                     11,198
  Portfolio accounting and custody fees                  4,446
  Trustees fees and expenses                             2,949
  Printing expenses                                      1,867
  Transfer agency fees                                     930
                                                   -----------
                                                        48,535
                                                   -----------
NET ASSETS
  Paid-in capital                                   34,789,042
  Accumulated undistributed net investment income      223,040
  Accumulated undistributed net realized gain        3,362,747
  Unrealized appreciation, net                       4,496,217
                                                   -----------
                                                   $42,871,046
                                                   ===========
Shares outstanding
(without par value, unlimited authorization)*        3,119,040

Net asset value and redemption price per share
Offering price per share                                $13.75
                                                   ===========
(Net asset value per share/.95)                         $14.47
                                                   ===========

-------------------
*A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.



The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS

For the Year Ended
October 31, 1996



INVESTMENT INCOME
   Interest                                         $1,819,784
   Dividends (net of foreign withholding
      taxes of $10,904)                                472,304
                                                    ----------
                                                     2,292,088
                                                    ----------
EXPENSES
   Investment advisory fees                            311,413
   Portfolio accounting fees                            34,726
   Trustee's fees and expenses                          21,474
   Custodial fees and expenses                          12,553
   Registration and filing fees                         12,110
   Transfer agent fees                                  10,778
   Professional fees                                    10,488
   Other                                                 7,071
                                                    ----------
                                                       420,613
                                                    ----------

NET INVESTMENT INCOME                                1,871,475
                                                    ----------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments                  3,323,005
   Net change in unrealized
   appreciation/(depreciation) of investments          445,916
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS      3,768,921
                                                    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS          $5,640,396
                                                    ==========

The accompanying notes are an integral part of the financial statements.

                                        CARILLON CAPITAL FUND
                          STATEMENTS OF CHANGES IN NET ASSETS



                                   For the year ended October 31,
                                   -----------------------------
                                           1996          1995
                                           ----          ----
OPERATIONS
  Net investment income                    $ 1,871,475   $ 1,941,424
  Net realized gain on investments           3,323,005       495,485
  Net change in unrealized appreciation/
     (depreciation) of investments             445,916     2,094,445
                                           -----------   -----------
                                             5,640,396     4,531,354
                                           -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                     (1,913,442)   (1,797,101)
  Net realized gain on investments            (440,569)   (3,369,426)
                                           -----------   -----------
                                            (2,354,011)   (5,166,527)
                                           -----------   -----------
FUND SHARE TRANSACTIONS
  Sold                                         950,895     1,012,125
  Issued in reinvestment of dividends        2,353,855     5,166,372
  Redeemed                                 (10,364,075)     (748,468)
                                           -----------   -----------
                                            (7,059,325)    5,430,029
                                           -----------   -----------
NET INCREASE/DECREASE IN NET ASSETS         (3,772,940)    4,794,856

NET ASSETS
  Beginning of year                         46,643,986    41,849,130

  End of year                              $42,871,046   $46,643,986
                                           ===========   ===========

  Undistributed Net Investment Income      $   223,040   $   279,832
                                           ===========   ===========

FUND SHARE TRANSACTIONS:
  Sold                                          71,179        81,022
  Issued in reinvestment of dividends          181,443       438,699
  Redeemed                                    (807,197)      (61,626)
                                           -----------   -----------
NET INCREASE/(DECREASE) FROM FUND
  SHARE TRANSACTIONS                          (554,575)      458,095
                                           ===========   ===========


The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
SCHEDULE OF INVESTMENTS


OCTOBER 31, 1996

COMMON STOCKS -35.58%

                                          SHARES      VALUE
                                          ------      -----

BANKING AND FINANCIAL SERVICE - 8.13%
 Banco BHIF ADR*                           13,000        234,000
 Banco Latinoamericano
    de Exportaciones ADR                   10,000        522,500
 BlackRock Strategic Term Trust            25,000        190,625
 Charter One Financial Incorporated        10,500        456,094
 Deutsche Bank AG Sponsored  ADR            8,370        387,966
 FPIC Insurance Group Incorporated*        15,000        202,500
 Gainsco Incorporated                      21,000        202,125
 New Germany Fund Incorporated             20,636        283,745
 RLI Corporation                            9,520        262,990
 Standard Federal Bancorporation           10,000        535,000
 Templeton Global Income
    Fund Incorporated                      29,000        206,625
                                                      ----------
                                                       3,484,170
                                                      ----------
CAPITAL GOODS - 2.01%
 Lindsay Manufacturing Company              20,038       861,633
                                                      ----------
CONSUMER CYCLICAL - 2.44%
 Chromcraft Revington Incorporated*          7,000       180,250
 Griffon Corporation                        18,000       171,000
 Helen of Troy Limited, Bermuda*            26,000       474,500
 Strattec Security Corporation*             14,000       218,750

                                                       1,044,500
                                                      ----------
CONSUMER NON-DURABLE - .64%
 GT Bicycles Incorporated*                  20,000       275,000
                                                      ----------
ENERGY - 4.00%
 Giant Industries Incorporated*             19,000       292,125
 Global Industries Limited                   1,000        18,000
 Holly Corporation                          12,000       298,500
 Plains Resources Incorporated*             20,000       280,000
 Repsol SA Sponsored ADR                    10,000       326,250
 Stone Energy Corporation*                   7,000       147,000
 Swift Energy Company*                       7,000       171,500
 YPF SA  Sponsored ADR                       8,000       182,000
                                                      ----------
                                                       1,715,375
                                                      ----------
MANUFACTURING - 8.10%
 ABT Building Products Corporation*         11,000       231,000
 AEP Industries, Incorporated*              17,169       826,258
 Bayer AG Sponsored ADR                     13,000       491,579
 BWAY Corporation *                         11,000       198,000
 Carbide Graphite Group Incorporated*       12,000       195,750
 Falcon Products, Incorporated              22,000       310,750
 Pohang Iron & Steel Limited
     Sponsored ADR                           9,000       186,750
 Royal Oak Mines Incorporated*              45,000       168,750
 Santa Fe Pacific Gold Corporation          15,000       178,125
 TVX Gold Incorporated*                     33,000       247,500
 Vaal Reefs Exploration & Mining
     Limited  ADR                           30,900       237,544
 York Group, Incorporated                   12,000       201,000
                                                      ----------
                                                       3,473,006
                                                      ----------
REAL ESTATE - 7.96%
 Associated Estates Realty Corporation      20,000       410,000
 CBL & Associates Properties Incorporated   16,000       378,000
 Horsham Corporation                        24,000       414,000
 Hospitality Properties Trust               12,000       312,000
 IRT Property Company                       25,000       240,625
 LTC Properties Incorporated                14,000       238,000
 Merry Land & Investment Company            18,000       378,000
 Mid-America Apartment Communities
     Incorporated                           18,000       456,750
 Shurgard Storage Centers Incorporated,
     Class A                                10,400       273,000
 Winston Hotels, Incorporated               25,000       312,500
                                                      ----------
                                                       3,412,875
                                                      ----------
TECHNOLOGY - 2.30%
 DH Technology Incorporated*                30,240       703,080
 Recoton Corporation*                       20,000       285,000

                                                         988,080
                                                      ----------
Total Common Stock  (cost $11,097,540)                15,254,639
                                                      ----------
PREFERRED STOCK - .77%
 Freeport McMoRan Copper & Gold Series      10,000       328,750
                                                      ----------
 Total Preferred Stock (cost $347,888)

U.S. TREASURY OBLIGATIONS - 15.48%



                                          PRINCIPAL   VALUE
                                          ---------   -----
U.S. TREASURY NOTES - 15.48%
 6.375% due 01/15/99                      $1,300,000  $1,315,030
 6.250% due 02/15/03                         500,000     501,718
 5.875% due 02/15/04                       1,200,000   1,171,874
 7.250% due 05/15/04                       1,300,000   1,373,125
 7.875% due 11/15/04                         900,000     987,609
 7.500% due 02/15/05                       1,200,000   1,289,108
                                                      ----------
                                                       6,638,464
                                                      ----------
Total U.S. Treasury Notes
   (cost $6,486,902)


COLLATERALIZED MORTGAGE OBLIGATIONS - 14.56%

                                          PRINCIPAL   VALUE
                                          ---------   -----
FEDERAL HOME LOAN MORTGAGE
       CORPORATION - 4.24%
 1422 FA (6.160% due 11/15/07)<F1>           500,000     476,045
 1662 H (6.250% due 01/15/09)                347,367     341,014
 77 F (8.500% due 06/15/17)                   53,885      53,703
 1559 VP (5.500 % due 02/15/20)              510,000     489,641
 1631 SB (6.527% due 12/15/23)<F1>           755,000     456,201
                                                      ----------
                                                       1,816,604
                                                      ----------
FEDERAL NATIONAL MORTGAGE
     ASSOCIATION -  9.21%
 Remic 93-12 ED (7.500% due 02/25/06)      1,000,000   1,030,080
 Remic 92-18 HC (7.500% due 03/25/07)        400,000     408,484
 Remic 93-163 PN (7.000% due 07/25/07)       250,000     251,672
 Remic 92-119 E (8.000% due 07/25/20)        500,000     516,465
 Remic 92-112 E (8.000% due 12/25/20)        780,000     806,341
 Remic 93-127 FA (5.790% due 10/25/21)<F1>   500,000     484,000
 Remic 92-66 F (5.906% due 05/25/22)<F1>     446,524     449,632
                                                      ----------
                                                       3,946,674
                                                      ----------
PRIVATE SECTOR - 1.11%
 Merrill Lynch Mortgage Investors 92-FB
      (6.500% due 09/15/17)<F1>              500,000     478,850
                                                      ----------
Total Collateralized Mortgage
 Obligations (cost $6,298,716)                         6,242,128
                                                      ----------
MORTGAGE BACKED SECURITIES - 7.69%


FEDERAL HOME LOAN MORTGAGE
       CORPORATION - 2.26%
 7.500% due 06/01/07                          54,015      54,546
 8.250% due 03/01/12                         122,127     126,199
 8.500% due 03/01/16                         170,994     177,673
 7.500% due 07/01/17                         110,018     110,558
 11.000% due 04/01/19                        159,897     178,183
 10.500% due 05/01/19                        135,095     148,774
 11.000% due 11/01/19                        154,917     172,633
                                                      ----------
                                                         968,566
                                                      ----------
FEDERAL NATIONAL MORTGAGE
      ASSOCIATION - 4.63%
 9.500% due 09/01/05                          26,547      28,090
 6.000% due 12/01/08                         322,300     313,601
 5.500% due 01/01/09                         332,498     316,930
 6.000% due 03/01/09                         250,759     243,991
 5.500% due 04/01/09                         326,516     310,141
 6.500%due 02/01/26                          300,713     287,839
 7.000% due 03/01/26                         492,386     483,464
                                                      ----------
                                                       1,984,056
                                                      ----------
GOVERNMENT NATIONAL MORTGAGE
          ASSOCIATION - .80%
 10.250% due 04/15/16                         21,514      23,437
 9.000% due 11/15/16                         103,865     111,306
 9.500% due 05/15/18                          67,876      73,200
 9.000% due 12/15/19                         126,795     135,249
                                                      ----------

                                                         343,192
                                                      ----------
Total Mortgage-Backed Securities
       (cost $3,133,114)                               3,295,814
                                                      ----------

CORPORATE BONDS AND NOTES - 6.81%

                                          PRINCIPAL   VALUE
                                          ---------   -----
BANKING & FINANCIAL SERVICE - 1.21%
 Boatmen Bankshares Incorporated
 (9.250% due 11/01/01)                       240,000     266,864
 Penn Central Corporation
 (9.750% due 08/01/99)                       120,000     127,200
 Reliance Financial Services Corporation
 (9.480% due 11/01/00)<F1>                   125,000     126,563
                                                      ----------
                                                         520,627
                                                      ----------



CAPITAL GOODS - .61%
Toll Corporation (10.500% due 03/15/02)      250,000     260,000
                                                      ----------
ENERGY - .62%
 Rowan Companies Incorporated
  (11.875% due 12/01/01)                     250,000     265,938
                                                      ----------
REAL ESTATE - .59%
 Pacific Gulf Properties Incorporated
 (8.375% due 02/15/01)                       250,000     252,188
                                                      ----------
SERVICE - .60%
 Circus Circus Enterprises Incorporated
  (10.625% due 06/15/97)                     250,000     257,047
                                                      ----------
TECHNOLOGY - .82%
 Lowen Group International Incorporated
 (8.250% due 04/15/03)                       350,000     352,751
                                                      ----------
UTILITIES - 2.36%
 Connecticut Light & Power Company
 (7.625% due 04/01/97)                       291,000     291,207
 New Orleans Public Service Incorporated
 (8.670% due 04/01/05)                       300,000     310,487
 TCI Communications Incorporated
 (8.650% due 9/15/04)                        250,000     250,935
 United Telecommunications Incorporated
 (9.750% due 04/01/00)                       144,000     157,958
                                                      ----------
                                                       1,010,587
                                                      ----------
Total Corporate Bonds (cost $2,818,556)                2,919,138
                                                      ----------
SHORT-TERM INVESTMENTS - 17.85%

                                          PRINCIPAL   VALUE
                                          ---------   -----

COMMERCIAL PAPER - 4.65%
 Lockheed Martin Corporation
  (5.360% due 12/11/96)                    1,000,000     994,044
 White Consolidated Industries
  Incorporated (5.450% due 11/07/96)       1,000,000     999,092
                                                      ----------
                                                       1,993,136
                                                      ----------
VARIABLE RATE DEMAND NOTES<F2> - 13.20%
 American Family Financial Services
 (5.024% due 11/06/96)                     1,836,436   1,836,436
 Johnson Controls Incorporated
  (5.044% due 11/06/96)                    2,093,677   2,093,677
 Pitney Bowes Credit Corporation
  (5.023% due 11/06/96)                       77,433      77,433
 Wisconsin Electric Power Corporation
  (5.064% due 11/06/96)                    1,650,598   1,650,598
                                                      ----------
                                                       5,658,144
                                                      ----------
Total Short-Term Investments
  (cost $7,651,280)                                    7,651,280
                                                      ----------

TOTAL INVESTMENTS - 98.74%
     (cost $37,833,996)                               42,330,213<F3>
                                                      ----------
OTHER ASSETS AND LIABILITIES - 1.26%                     540,833
                                                      ----------
TOTAL NET ASSETS - 100.00%                            42,871,046
                                                      ==========
-----------
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  Rates shown are as of October 31, 1996.

<F2> Interest rates vary periodically based on current market rates. The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1996

<F3> Gross unrealized appreciation and depreciation of
securities at October 31, 1996 for financial reporting purposes was $5,132,936 and $636,719 respectively; tax amounts were substantially the same.


The accompanying notes are an integral part of the financial statements.

                                      CARILLON CAPITAL FUND
                              NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------
October 31, 1996


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts is recognized currently under
the effective interest method.   Amortization of premiums is
recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000.

Other - At October 31, 1996, The Union Central Life Insurance Company (Union Central) owned 2,431,694 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year  ended October
31, 1996, excluding short-term securities, follow:

                              Cost of Purchases  Proceeds from Sales
Common Stocks                  $  7,854,968         $ 13,851,113
U.S. Government Securities        7,136,417            7,226,027
Corporate Bonds                   1,580,966            1,863,482
                               ------------         ------------
                               $ 16,572,351         $ 22,940,622
                               ============         ============

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.


                                       Year ended October 31,
                             ----------------------------------------
                             1996     1995     1994     1993     1992
                             ----     ----     ----     ----     ----
Net Asset Value,
 Beginning of year           $ 12.70  $ 13.01  $ 13.00  $ 12.45  $ 12.48
                             -------  -------  -------  -------  -------
Investment Operations:
 Net investment income           .60      .52      .35      .42      .45
 Net realized and
  unrealized gain               1.17      .73      .16     1.27      .50
                             -------  -------  -------  -------  -------
Total from Investment
     Operations                 1.77     1.25      .51     1.69      .95
                             -------  -------  -------  -------  -------
Distributions:
 Net investment income         (.60)    (.51)    (.32)    (.42)    (.45)
 Net realized gain             (.12)    1.05)    (.18)    (.72)     .53)
                             -------  -------  -------  -------  -------
Total Distributions            (.72)   (1.56)    (.50)   (1.14)    (.98)

Net Asset Value,
 End of year                 $ 13.75  $ 12.70  $ 13.01  $ 13.00  $ 12.45
                             =======  =======  =======  =======  =======
 Total Return(1)              14.38%   10.88%    4.56%   14.50%    8.15%
                             =======  =======  =======  =======  =======

Ratios/Supplemental Data:
------------------------
 Net Assets,
 End of year (000's)         $42,871  $46,644  $41,849  $33,863  $29,807

 Ratio of Expenses to
  Average Net Assets           1.02%    1.01%    1.05%    1.11%    1.10%
 Ratio of Net Investment
  Income to Average
  Net Assets                   4.52%    4.44%    3.89%    3.35%    3.61%
 Portfolio Turnover Rate      47.43%   42.07%   53.20%   43.35%   48.03%

 Average Commission Rate
   Paid (2)                   .0631

(1) Assumes sales load is not imposed on either initial investment or reinvestment of distributions.
(2) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged. Disclosure not required for periods prior to fiscal 1996.



FEDERAL INCOME TAX INFORMATION (unaudited)

During the year ended October 31, 1996, the Fund made total distributions of $.72 per share, of which $.60 per share is from investment income and $.12 per share is from net realized gains. Of the $.60 per share, 9% qualified for the dividends-received deduction for corporations.

To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the other years presented were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements as of October 31, 1996, present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Dayton, Ohio
December 2, 1996